UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1220 Augusta Drive, Suite 500 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 19, 2013, Crown Castle Operating Company (“Borrower”), a direct wholly owned subsidiary of Crown Castle International Corp. (“Company”), entered into Amendment No. 3 to Credit Agreement (“Amendment”), among the Company, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto and The Royal Bank of Scotland plc (“RBS”), as administrative agent, to the Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Company, the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent.  The Amendment refinanced all of the outstanding Tranche B Term Loans of the Borrower with a new tranche of Tranche B Term Loans in an aggregate principal amount of $1,580,000,000.  The terms of the new Tranche B Term Loans are substantially the same as the terms of the refinanced Tranche B Term Loans, except that (1) the interest rate margin applicable to the new Tranche B Term Loans is 50 to 75 basis points less (depending on the total net leverage ratio determined from time to time in accordance with the Credit Agreement) than the interest rate margin applicable to the refinanced Tranche B Term Loans and (2) the interest rate “floor” applicable to the new Tranche B Term Loans is 25 basis points less than the floor applicable to the refinanced Tranche B Term Loans.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, the Company’s Current Report on Form 8-K dated January 31, 2012.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.            Description

10.1
Amendment No. 3 to Credit Agreement dated as of April 19, 2013, among Crown Castle International Corp., Crown Castle Operating Company, certain subsidiaries of the Borrower, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent, to the Credit Agreement dated as of January 31, 2012, among Crown Castle International Corp., Crown Castle Operating Company, the lenders and issuing banks from time to time party thereto, The Royal Bank of Scotland plc, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: April 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 3 to Credit Agreement dated as of April 19, 2013, among Crown Castle International Corp., Crown Castle Operating Company, certain subsidiaries of the Borrower, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent, to the Credit Agreement dated as of January 31, 2012, among Crown Castle International Corp., Crown Castle Operating Company, the lenders and issuing banks from time to time party thereto, The Royal Bank of Scotland plc, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent.